Inventories	12 Months Ended
Dec. 31, 2021
Inventories [Abstract]
Inventories	Inventories

(CAD$ in millions)	December 31, 2021	December 31, 2020
Supplies	$797	$757
Raw materials	250	197
Work in process	741	592
Finished products	728	410
	2,516	1,956
Less long-term portion (Note 13)	(126)	(84)
	$2,390	$1,872

Cost of sales of $8.4 billion (2020 – $7.6 billion) includes $7.6 billion (2020 – $7.0 billion) of production costs that are recognized as part of inventories and subsequently expensed when sold during the year.

Total inventories held at net realizable value amounted to $45 million at December 31, 2021 (2020 – $75 million). Total inventory write-downs in 2021 were $12 million (2020 – $151 million) and were included as part of cost of sales.

Long-term inventories consist of ore stockpiles and other in-process materials that are not expected to be processed within one year.